EXHIBIT 10.2
Allis-Chalmers Energy Inc.
EMPLOYEE RESTRICTED STOCK AGREEMENT
Pursuant to the terms of the Allis-Chalmers Energy Inc. 2006 Incentive Plan
     1. Grant of Restricted Stock. Allis-Chalmers Energy Inc., a Delaware corporation (“Company”), hereby awards to                                          (“Participant”) all rights, title and interest in the record and beneficial ownership of                      shares (the “Restricted Stock”) of common stock, $0.01 par value per share, of the Company (“Common Stock”), subject to and in accordance with the terms and conditions of this document. This Employee Restricted Stock Agreement (“Restricted Stock Agreement”) is dated as of                     . The Restricted Stock is awarded pursuant to and to implement in part the Allis-Chalmers Energy Inc. 2006 Incentive Plan (as amended and in effect from time to time, the “Plan”) and is subject to the restrictions, forfeiture provisions and other terms and conditions of the Plan, which is hereby incorporated herein and is made a part hereof, and this Restricted Stock Agreement. By execution of this Restricted Stock Agreement, Participant agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan as implemented by the Restricted Stock Agreement, together with all rules and determinations from time to time issued by the Committee pursuant to the Plan. All capitalized terms have the meanings set forth in the Plan unless otherwise specifically provided. All references to specified paragraphs pertain to paragraphs of this Restricted Stock Agreement unless otherwise provided.
     2. Custody of Restricted Stock. The stock certificate(s) evidencing the Restricted Stock shall be issued and registered on the Company’s books and records in the name of the Participant as soon as practicable following the date of this Restricted Stock Agreement. The Company shall retain physical possession and custody of each stock certificate representing the Restricted Stock until such time as the Restricted Stock becomes vested, and the restrictions imposed thereon lapse, in accordance with Paragraph 4 below. The Participant will deliver to the Company a stock power in substantially the form of Exhibit A attached hereto, endorsed in blank, with respect to each award of the Restricted Stock. Each stock certificate shall bear a restrictive legend in substantially the following form:
The shares represented by this certificate have been issued pursuant to the terms of the Allis-Chalmers Energy Inc. 2006 Incentive Plan (as amended and restated) and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of the Restricted Stock Agreement dated                     , 200___.
     Upon the written request of the Participant following the vesting of any portion of the shares of the Restricted Stock and the removal of any restrictions thereon in accordance with Paragraph 4 below, the Company will promptly issue a stock certificate, without such restrictive legend, with respect to the vested portion of the shares of the Restricted Stock registered on the Company’s books and records in the name of the Participant. Following the expiration of the Restricted Period, the Company will promptly issue a stock certificate, without such restrictive legend, for any shares of the Restricted Stock that have vested and with respect to which the restrictions imposed thereon have lapsed to the extent a stock certificate has not previously been reissued without a restrictive legend as provided in the preceding sentence.
     3. Risk of Forfeiture. Participant shall immediately forfeit all rights to any shares of the Restricted Stock which have not vested and with respect to which the restrictions thereon have not lapsed in the event of termination, resignation, or removal of Participant from employment with the Company or any Affiliate under circumstances that do not cause Participant to become fully vested, and the restrictions on such shares of Restricted Stock to lapse, under the terms of the Plan.
     4. Restricted Period; Vesting. Subject to the provisions of this Restricted Stock Agreement including, without limitation, the following provisions of this Paragraph 4, the total number of shares subject to this Restricted Stock Agreement shall vest, and the restrictions imposed thereon shall lapse, in accordance with the following schedule:
[schedule to be specified]
The period from the date hereof until the shares of the Restricted Stock have become one hundred percent (100%) vested and the restrictions thereon have lapsed shall be referred to as the “Restricted Period.”
          Upon the occurrence of a Change in Control and to the extent provided in Paragraph 8 below, all restrictions and conditions of the Restricted Stock shall automatically be waived without any required action by the Company, Committee or the Board with the result that the shares of Restricted Stock shall be fully vested and the restrictions thereon shall have lapsed.
     5. Transferability. During the Restricted Period, the Participant shall not sell, assign, transfer, pledge, exchange, hypothecate, or otherwise dispose of any shares of the Restricted Stock prior to vesting in accordance with Paragraph 4 above. Upon receipt by the Participant of stock certificate(s) representing the vested shares without a restrictive legend pursuant to Paragraph 2 above, the Participant may hold or dispose of the shares represented by such certificate(s), subject to compliance with (i) the terms and conditions of the Plan and this Restricted Stock Agreement, (ii) applicable federal or state securities laws or other applicable law, (iii) applicable rules of any exchange on which the Company’s securities are traded or listed, and (iv) the Company’s rules or policies as established by the Company in its sole discretion.
     6. Ownership Rights. Prior to any forfeiture of the shares of Restricted Stock and while such nonvested shares are restricted, the Participant shall, subject to the terms and restrictions of this Restricted Stock Agreement and the Plan, have all rights with respect to the shares of Restricted Stock awarded hereunder including the right to vote the shares of Restricted Stock, whether or not vested in accordance with Paragraph 4 above, and the right to receive all dividends, cash or stock, paid or delivered thereon from and after the date hereof in accordance with the following provisions. During the Restricted Period, any dividends, cash or stock, paid or delivered on any of the nonvested shares of the Restricted Stock, shall be credited to an account for the benefit of the Participant. In the event of the forfeiture of any nonvested shares of the Restricted Stock, the Participant shall have no further rights with respect to such Restricted Stock and shall forfeit any dividends, cash or stock, credited to the account for the benefit of the Participant which are related to the forfeited shares of Restricted Stock. To the extent the shares of Restricted Stock shall become fully vested and the restrictions imposed thereon shall lapse pursuant to Paragraph 4 above, all dividends, cash and stock, if any, credited to the account for the benefit of the Participant shall be distributed to the Participant without interest. Such distribution shall occur as soon as practicable, but in no event later than the fifteenth (15th) day of the third (3rd) month following the date on which vesting occurs and the restrictions lapse.
     7. Termination of Employment. If employment of Participant by the Company or any Affiliate is terminated for any reason whatsoever including, without limitation, death, disability or retirement, any nonvested shares of the Restricted Stock outstanding at the time of such termination and all rights thereunder shall be forfeited and no further vesting shall occur, and the Company shall have the right to repurchase or recover such shares for the amount of any cash paid therefor.

     8. Change in Control.
     (a) Change in Control. In the event of a Change in Control described in clauses (a), (b) or (c) of the definition of Change in Control under Section 2 of the Plan, if the Company does not survive as an independent corporation (excluding as a subsidiary) and if any surviving or successor corporation and its affiliates refuse to assume or continue the Restricted Stock Agreement, then, all restrictions and conditions of all Restricted Stock then outstanding shall be automatically waived without any required action by the Company, Committee or Board with the result that the shares of Restricted Stock shall be fully vested and all restrictions shall be deemed satisfied, and the Restricted Period shall be deemed to have expired as of the date immediately prior to the Change in Control.
     (b) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require Participant to transfer and deliver to Company all unvested shares of Restricted Stock hereunder with respect to which the restrictions have not lapsed in exchange for an amount equal to the “cash value” (defined below) of such shares of Restricted Stock. Such right shall be exercised by written notice to Participant. The cash value of such shares of Restricted Stock shall equal the “market value” (defined below) per share, multiplied by the number of unvested shares of Restricted Stock hereunder with respect to which the restrictions have not lapsed. For purposes of the preceding sentence, “market value” per share shall mean the higher of (i) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with the Change in Control. The amount payable to Participant by Company pursuant to this Section 8(b) shall be paid in cash or by certified check and shall be reduced by any taxes required to be withheld.
     9. Reorganization of Company and Subsidiaries. The existence of the Restricted Stock shall not affect in any way the right or power of Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Restricted Stock or the rights thereof, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     10. Adjustment of Shares. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving Company, the Committee shall, in such manner as it may deem equitable, make adjustments to the terms and provisions of this Restricted Stock Agreement.
     11. Certain Restrictions. By executing this Restricted Stock Agreement, Participant agrees that if at the time of delivery of certificates for the shares of Restricted Stock issued hereunder any sale of such shares of Common Stock is not covered by an effective registration statement filed under the Securities Act of 1933 (“Act”), the certificates so delivered may contain such legends as the Company shall require and the Participant will acquire the shares of Restricted Stock for Participant’s own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition Participant will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Restricted Stock

Agreement. Participant agrees that the Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares of Restricted Stock hereunder to comply with any law, rule or regulation that applies to the shares of Restricted Stock subject to this Restricted Stock Agreement.
     12. Amendment and Termination. The Restricted Stock Agreement may not be terminated by the Board or the Committee at any time without the written consent of Participant. This Agreement may be amended in writing by the Company and Participant, provided the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect the Participant’s rights hereunder in any material respect, (ii) if the Company determines that an amendment is necessary to comply with Rule 16b-3 under the Exchange Act or other applicable law, or (iii) if the Company determines that an amendment is necessary to meet the requirements of the Code or to prevent adverse tax consequences to the Participant. No amendment or termination of the Plan will adversely affect the rights and privileges of Participant under this Restricted Stock Agreement or to the Restricted Stock granted hereunder without the written consent of Participant.
     13. No Guarantee of Employment. Neither this Restricted Stock Agreement nor the award of Restricted Stock evidenced hereby shall confer upon Participant any right with respect to continuance of employment or other service with the Company or any Affiliate, nor shall it interfere in any way with any right Company or any Affiliate would otherwise have to terminate such Participant’s employment or other service at any time.
     14. Tax Matters.
     (a) Company shall have the right to (i) make deductions from the number of shares of Restricted Stock otherwise deliverable upon vesting of the Restricted Stock and satisfaction of the conditions precedent under this Restricted Stock Agreement in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.
     (b) Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid, if any, for the shares of Restricted Stock and their fair market value on the date of vesting when any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the Company’s rights to reacquire the shares of the unvested Restricted Stock described above. Participant may elect to be taxed at the effective time of this award when the shares are acquired rather than when such shares vest and cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date hereof. If such an election is made, Participant will have to make a tax payment to the extent the purchase price, if any, is less than the fair market value of the shares on the date hereof. No tax payment will have to be made to the extent the purchase price, if any, is at least equal to the fair market value of the shares on the date hereof. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you as the shares of Restricted Stock vest and the forfeiture restrictions lapse.
     PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b) IF PARTICIPANT ELECTS TO DO SO, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF. PARTICIPANT MUST AND IS RELYING SOLELY ON

PARTICIPANT’S OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY SECTION 83(b) ELECTION.
     (c) Neither Company nor the Board or Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for the benefits under this Restricted Stock Agreement.
     15. Community Interest of Spouse. The community interest, if any, of any spouse of Participant in any Restricted Stock shall be subject to all of the terms, conditions and restrictions of this Restricted Stock Agreement and the Plan.
     16. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which Participant has access. Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.
     17. Severability. In the event that any provision of this Restricted Stock Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of this Restricted Stock Agreement, and this Restricted Stock Agreement shall be construed and enforced as of the illegal, invalid, or unenforceable provision had never been included herein.
     18. Governing Law. This Restricted Stock Agreement shall be construed in accordance with the laws of the State of Delaware to the extent federal law does not supersede and preempt Delaware law.

COMPANY:

Allis-Chalmers Energy Inc.

By:

Printed Name:

Title:

PARTICIPANT:

By:

(Signature)

Exhibit A
Assignment Separate from Certificate
FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers unto Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”),                                          (                    ) shares of common stock of the Company represented by Certificate No.                      herewith and does hereby irrevocably constitute and appoint                                                              , or his designee or successor, attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.
Dated:                     , 20___.

Signature
Spouse Consent (if applicable)
                                              (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms of the Restricted Stock Agreement as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature
INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE OPTION” SET FORTH IN THE RESTRICTED STOCK AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.